Exhibit (m)(3): Calculations of Illustrations for VUL IV/VUL IV - ES 2005 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $16,993.54
                     = $ 400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 13,754.93
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    225.00
- Monthly Deduction***               $    697.49
- Mortality & Expense Charge****     $    158.86
+ Hypothetical Rate of Return*****   $   (180.04)
                                     -----------
=                                    $    16,994 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----   --------
1       $  58.05
2       $  58.06
3       $  58.08
4       $  58.09
5       $  58.10
6       $  58.12
7       $  58.13
8       $  58.14
9       $  58.16
10      $  58.17
11      $  58.18
12      $  58.20

Total   $ 697.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
1        $ (15.41)
2        $ (15.34)
3        $ (15.26)
4        $ (15.19)
5        $ (15.11)
6        $ (15.04)
7        $ (14.97)
8        $ (14.89)
9        $ (14.82)
10       $ (14.74)

Month     Interest
-----   ----------
11      $ (14.67)
12      $ (14.60)

Total   $(180.04)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 16,993.54
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    13,390 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $20,456.23
                     = $ 400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 16,059.10
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    225.00
- Monthly Deduction***               $    692.30
- Mortality & Expense Charge****     $    179.65
+ Hypothetical Rate of Return*****   $    994.08
                                     -----------
=                                    $    20,456 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $ 57.70
2        $ 57.70
3        $ 57.70

Month     COI
-----   -------
4       $  57.70
5       $  57.69
6       $  57.69
7       $  57.69
8       $  57.69
9       $  57.69
10      $  57.69
11      $  57.68
12      $  57.68

Total   $ 692.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  82.61
2       $  82.65
3       $  82.69
4       $  82.74
5       $  82.78
6       $  82.82
7       $  82.86
8       $  82.90
9       $  82.94
10      $  82.98
11      $  83.03
12      $  83.07
Total   $ 994.08

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 20,456.23
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    16,852 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $24,521.41
                     = $ 400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 18,658.05
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    225.00
- Monthly Deduction***               $    686.34
- Mortality & Expense Charge****     $    203.10
+ Hypothetical Rate of Return*****   $  2,477.80
                                     -----------
=                                    $    24,521 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   --------
1       $  57.30
2       $  57.28
3       $  57.26
4       $  57.25
5       $  57.23
6       $  57.21
7       $  57.19
8       $  57.17
9       $  57.14
10      $  57.12
11      $  57.10
12      $  57.08
Total   $ 686.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
1        $   200.22
2        $   201.33
3        $   202.45
4        $   203.57
5        $   204.71
6        $   205.85
7        $   207.01
8        $   208.17
9        $   209.34
10       $   210.52
11       $   211.71
12       $   212.92
Total    $ 2,477.80

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $ 24,521.41
- Year 5 Surrender Charge         $  3,604.00
                                  -----------
=                                 $    20,917 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x 119,261.17
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 96,550.53
+ Annual Premium*                   $ 30,000.00
- Premium Expense Charge**          $  1,500.00
- Monthly Deduction***              $  3,424.09
- Mortality & Expense Charge****    $  1,108.72
+ Hypothetical Rate of Return*****  $ (1,256.55)
                                    ------------
=                                   $   119,261  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
1       $   284.93
2       $   285.01
3       $   285.08
4       $   285.16
5       $   285.23
6       $   285.30
7       $   285.38
8       $   285.45
9       $   285.52
10      $   285.60
11      $   285.67
12      $   285.74
Total   $ 3,424.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month       Interest
-----     ----------
1         $ (107.00)
2         $ (106.58)

Month     Interest
-----   ------------
3       $   (106.16)
4       $   (105.75)
5       $   (105.33)
6       $   (104.92)
7       $   (104.50)
8       $   (104.09)
9       $   (103.68)
10      $   (103.26)
11      $   (102.85)
12      $   (102.44)
Total   $ (1,256.55)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 119,261.17
- Year 5 Surrender Charge        $  20,840.00
                                 ------------
=                                $     98,421 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $143,333.85
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 112,541.82
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,500.00
- Monthly Deduction***              $   3,388.04
- Mortality & Expense Charge****    $   1,252.96
+ Hypothetical Rate of Return*****  $   6,933.03
                                    ------------
=                                   $    143,334 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
1       $   282.50
2       $   282.47
3       $   282.44
4       $   282.41
5       $   282.38
6       $   282.35
7       $   282.32
8       $   282.29
9       $   282.26
10      $   282.24
11      $   282.21
12      $   282.18
Total   $ 3,388.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $   573.50
2       $   574.27
3       $   575.03
4       $   575.80
5       $   576.57
6       $   577.35
7       $   578.13
8       $   578.90
9       $   579.69
10      $   580.47
11      $   581.26
12      $   582.05
Total   $ 6,933.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $ 143,333.85
- Year 5 Surrender Charge      $  20,840.00
                               ------------
=                              $    122,494 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $171,572.07
                     = $ 2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4   $ 130,565.20
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,500.00
- Monthly Deduction***              $   3,346.66
- Mortality & Expense Charge****    $   1,415.49
+ Hypothetical Rate of Return*****  $  17,269.03
                                    ------------
=                                   $    171,572 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     --------
1         $ 279.75
2         $ 279.60
3         $ 279.44
4         $ 279.29
5         $ 279.13
6         $ 278.98
7         $ 278.82

Month       COI
-----     ----------
8         $   278.66
9         $   278.50
10        $   278.33
11        $   278.17
12        $   278.01

Total     $ 3,346.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    -----------
1        $  1,389.79
2        $  1,398.51
3        $  1,407.30
4        $  1,416.17
5        $  1,425.10
6        $  1,434.11
7        $  1,443.20
8        $  1,452.35
9        $  1,461.58
10       $  1,470.89
11       $  1,480.28
12       $  1,489.74
Total    $ 17,269.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 171,572.07
- Year 5 Surrender Charge        $  20,840.00
                                 ------------
=                                $    150,732 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $16,159.93
                     = $ 400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,135.85
+ Annual Premium*                     $ 4,500.00
- Premium Expense Charge**            $   225.00
- Monthly Deduction***                $   926.29
- Mortality & Expense Charge****      $   152.17
+ Hypothetical Rate of Return*****    $  (172.46)
                                      ----------
=                                     $   16,160 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
1        $  69.59
2        $  69.60
3        $  69.62
4        $  69.64
5        $  69.66
6        $  69.68
7        $  69.70
8        $  69.72
9        $  69.74
10       $  69.76
11       $  69.78
12       $  69.80

Total    $ 836.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    --------
1        $  (14.86)
2        $  (14.77)
3        $  (14.68)
4        $  (14.59)
5        $  (14.51)
6        $  (14.42)
7        $  (14.33)
8        $  (14.24)
9        $  (14.15)
10       $  (14.06)
11       $  (13.97)
12       $  (13.88)

Total    $ (172.46)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 16,159.93
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    12,556 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $19,503.67
                     = $ 400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $ 15,367.74
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    225.00

- Monthly Deduction***                  $ 920.28
- Mortality & Expense Charge****        $ 172.33
+ Hypothetical Rate of Return*****      $ 953.54
                                        --------
=                                       $ 19,504 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    --------
1        $  69.18
2        $  69.18
3        $  69.18
4        $  69.18
5        $  69.19
6        $  69.19
7        $  69.19
8        $  69.19
9        $  69.20
10       $  69.20
11       $  69.20
12       $  69.20

Total    $ 830.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 79.72
2        $ 79.67
3        $ 79.63
4        $ 79.58
5        $ 79.53
6        $ 79.49

Month    Interest
-----    --------
7        $  79.44
8        $  79.39
9        $  79.34
10       $  79.30
11       $  79.25
12       $  79.20

Total    $ 953.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 19,503.67
- Year 5 Surrender Charge        $  3,604.00
                                 -----------
=                                $    15,900 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 400,000 or 250% x $23,433.95
                     = $ 400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $ 17,887.50
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    225.00
- Monthly Deduction***               $    913.37
- Mortality & Expense Charge****     $    195.07
+ Hypothetical Rate of Return*****   $  2,379.89
                                     -----------
=                                    $    23,434 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   --------
1       $  68.72
2       $  68.70
3       $  68.68
4       $  68.66
5       $  68.64
6       $  68.62
7       $  68.61
8       $  68.59
9       $  68.57
10      $  68.55
11      $  68.53
12      $  68.51

Total   $ 823.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ----------
1         $   193.31
2         $   194.20
3         $   195.09
4         $   195.99
5         $   196.90
6         $   197.82
7         $   198.74
8         $   199.67
9         $   200.61
10        $   201.56
11        $   202.51
12        $   203.47

Total     $ 2,379.89

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 23,433.95
- Year 5 Surrender Charge       $  3,604.00
                                -----------
=                               $    19,830 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $108,834.83
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 88,588.66
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,068.99
- Mortality & Expense Charge****     $  1,024.14
+ Hypothetical Rate of Return*****   $ (1,160.70)
                                     -----------
=                                    $   108,835 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     --------
1         $ 497.24
2         $ 497.43
3         $ 497.61
4         $ 497.79
5         $ 497.98
6         $ 498.16
7         $ 498.34
8         $ 498.52

Month        COI
-----     ----------
9         $   498.71
10        $   498.89
11        $   499.07
12        $   499.25

Total     $ 5,978.99


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month       Interest
-----      -----------
1          $    (99.98)
2          $    (99.38)
3          $    (98.79)
4          $    (98.20)
5          $    (97.61)
6          $    (97.02)
7          $    (96.42)
8          $    (95.84)
9          $    (95.25)
10         $    (94.66)
11         $    (94.07)
12         $    (93.48)

Total      $ (1,160.70)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 108,834.83
- Year 5 Surrender Charge        $  20,840.00
                                 ------------
=                                $     87,995 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $131,380.10
                     = $ 2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 103,631.33
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,500.00
- Monthly Deduction***              $   6,010.18
- Mortality & Expense Charge****    $   1,160.06
+ Hypothetical Rate of Return*****  $   6,419.02
                                    ------------
=                                   $    131,380 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   ----------
1       $   493.26
2       $   493.27
3       $   493.29
4       $   493.31
5       $   493.32
6       $   493.34
7       $   493.36
8       $   493.37
9       $   493.39
10      $   493.41
11      $   493.42
12      $   493.44

Total   $ 5,920.18

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ----------
1         $   536.31
2         $   536.06
3         $   535.81
4         $   535.56
5         $   535.30
6         $   535.05
7         $   534.80
8         $   534.54
9         $   534.28
10        $   534.03
11        $   533.77
12        $   533.51
Total     $ 6,419.02

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $ 131,380.10
- Year 5 Surrender Charge      $  20,840.00
                               ------------
=                              $    110,540 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $ 2,000,000 or 222% x $157,881.96
                     = $ 2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $ 120,613.76
+ Annual Premium*                    $  30,000.00
- Premium Expense Charge**           $   1,500.00
- Monthly Deduction***               $   5,942.54

- Mortality & Expense Charge****   $ 1,313.46
+ Hypothetical Rate of Return***** $16,024.19
                                   ----------
=                                  $  157,882 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1         $488.76
2         $488.57
3         $488.39
4         $488.20
5         $488.01
6         $487.82
7         $487.62
8         $487.43
9         $487.23
10        $487.04
11        $486.84
12        $486.64
Total   $5,852.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts.The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
1        $1,300.80
2        $1,306.91
3        $1,313.07
4        $1,319.28
5        $1,325.54
6        $1,331.86
7        $1,338.23

Month     Interest
-----    ---------
8       $ 1,344.65
9       $ 1,351.12
10      $ 1,357.65
11      $ 1,364.23
12      $ 1,370.87
Total   $16,024.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value           $157,881.96
- Year 5 Surrender Charge     $ 20,840.00
                              -----------
=                             $   137,042 (rounded to the nearest dollar)